UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009

THE SAINT JAMES COMPANY
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-13738	56-1426581
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Broadway Plaza, 520 Broadway, Suite 350 Santa Monica CA 90401
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code:  (512) 478-7463

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement.

On September 11, 2009 the Company received notification from Lawson’s Dry Hills (“Lawson’s”) that effective September 18, 2009 Lawson’s was cancelling the Acquisition Agreement by and among the Company and Lawson’s as a result of the Company’s non-fulfillment of financing and OIO approval requirements of the Agreement. As a result, the Company is no longer pursuing the acquisition of Lawson’s.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2009 the Company’s Board, acting by unanimous consent of the Board of Directors in lieu of a meeting pursuant to Section 55-8-21 of the North Carolina Business Corporation Act and Article IV Section 6 of Corporation's By-Laws North Carolina Law nominated George McCarthy as Chairman of the Board and as a Director of the Company, to fill the vacancy on the Company’s Board of Directors and thereby bring the total number of Directors on the Board to three as required under Article III, Section 2 of said By-Laws, to serve for a period of one year or until the appointment of his successor or assign. Mr. McCarthy accepted such appointment on September 16, 2009. Mr. McCarthy’s biography is set forth hereinbelow.

George McCarthy, Age 72, Chairman
Mr. McCarthy has been in the wine and spirits industry for over four decades. He is the former President of the Americas for Allied Domecq Spirits and Wine and a Director of Allied Domecq Ltd. Prior to that he was President and CEO of Joseph E. Seagram and Sons Limited and Seagram Far East. Mr. McCarthy is currently Chairman of Corby Distilleries Limited the second largest marketer of wine and spirits in Canada. He is past Chairman and a Director of The Sky Ranch Foundation as well as Advisor to the National Board of WAABI. He holds a BA from The University of Detroit and an MBA from The University of Chicago.

The Company has no arrangements to compensate Mr. McCarthy

Item 8.01.  Other Events.

On September 18, the Company issued a press release announcing the matters set forth herein. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1	Letter from Lawson’s dated September 11, 2009
99.2	Press Release dated September 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2009

By:  /s/ Richard Hurst

Richard Hurst
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Letter from Lawson’s dated September 11, 2009
99.2	Press Release dated September 18, 2009